EXHIBIT 99.1

FOR IMMEDIATE RELEASE
NMI Holdings, Inc. Announces CEO Succession Plan
President, Claudia Merkle will become CEO on January 1, 2019 as
Bradley Shuster transitions to Executive Chairman
EMERYVILLE, CALIF., September 13, 2018 -- NMI Holdings, Inc. (Nasdaq: NMIH) today announced that Claudia Merkle, the company’s current President, will succeed Bradley Shuster as Chief Executive Officer, effective January 1, 2019. Mr. Shuster, the company’s founder, Chairman and CEO will continue as Executive Chairman following the succession and remain engaged with the company, working closely with Ms. Merkle as CEO. In his new role as Executive Chairman, Shuster will continue to lead the Board of Directors, oversee special projects and communications with key stakeholders, and collaborate with Merkle to define the company’s long-term goals and direct its strategy, operational plans and policies.
As CEO, Merkle will be responsible for the company’s day-to-day management, financial performance and long-term growth strategy. She will join the company’s Board of Directors upon her promotion, increasing its size to eight members effective January 1, 2019.
“Claudia has been with National MI from the very beginning as one of our first employees,” said Shuster. “She was instrumental in developing and leading our operations team and, more recently, has led the growth of our sales organization and established it as the model for the industry. The Board and I have been working on this succession plan and a smooth transition of leadership for some time. The success that National MI enjoyed over this last year is what the Board and I envisioned when we promoted Claudia to the role of President. I look forward to continuing to partner with her as my successor. I have the utmost confidence in Claudia and the entire executive team, and believe the future is bright for our employees, customers, and shareholders.”
Merkle said, “I am honored to succeed Brad as CEO and to build upon such a strong foundation. This is an exciting time at National MI, as we are leading the mortgage insurance industry with Rate GPSSM, our granular pricing system, and with reinsurance structures that provide unique stability and loss protection across all market cycles. I’m looking forward to working with our talented executive management team, Brad, and the rest of the Board of Directors to continue to deliver results for all of our stakeholders.”
Shuster, 63, has served as CEO and Chairman of the Board since founding the company in April 2012. Merkle, 59, joined National MI in May 2012 as Senior Vice President of Underwriting Fulfillment and Risk Operations, and was promoted to Executive Vice President and Chief of Insurance Operations in 2013, Chief Operating Officer in 2016 and President in May 2018.
About NMI Holdings, Inc.
NMI Holdings, Inc. (NASDAQ: NMIH) is the parent company of National Mortgage Insurance Corporation (National MI), a U.S.-based, private mortgage insurance company enabling low down payment borrowers to realize home ownership while protecting lenders and investors against losses related to a borrower's default. To learn more, please visit www.nationalmi.com.

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this press release or any other written or oral statements made by or on behalf of the Company in connection therewith may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (Securities Act), Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act), and the U.S. Private Securities Litigation Reform Act of 1995 (PSLRA). The PSLRA provides a "safe harbor" for any forward-looking statements. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements, including any statements about our expectations, outlook, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believe," "can," "could," "may," "predict," "assume," "potential," "should," "will," "estimate," "plan," "project," "continuing," "ongoing," "expect," "intend" and similar words or phrases. All forward-looking statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that may turn out to be inaccurate and could cause actual results to differ materially from those expressed in them. Many risks and uncertainties are inherent in our industry and markets. Others are more specific to our business and operations. Important factors that could cause actual events or results to differ materially from those indicated in such statements include, but are not limited to: changes in the business practices of the

EXHIBIT 99.1

GSEs that may impact the use of private mortgage insurance as credit enhancement; our ability to remain an eligible mortgage insurer under the PMIERs, including the financial requirements, and other requirements of the GSEs, which they may change at any time; retention of our existing certificates of authority in each state and the District of Columbia (D.C.) and our ability to remain a mortgage insurer in good standing in each state and D.C.; our future profitability, liquidity and capital resources; actions of existing competitors, including governmental agencies like the Federal Housing Administration (FHA) and the Veterans Administration (VA), and potential market entry by new competitors or consolidation of existing competitors; developments in the world's financial and capital markets and our access to such markets, including reinsurance; adoption of new or changes to existing laws and regulations that impact our business or financial condition directly or the mortgage insurance industry generally or their enforcement and implementation by regulators; changes to the GSEs' role in the secondary mortgage market or other changes that could affect the residential mortgage industry generally or mortgage insurance in particular; any pending or future lawsuits, investigations or inquiries; changes in general economic, market and political conditions and policies, interest rates, inflation and investment results or other conditions that affect the housing market or the markets for home mortgages or mortgage insurance; our ability to successfully execute and implement our capital plans, including our ability to access the reinsurance market and to enter into, and receive approval of, reinsurance arrangements on terms and conditions that are acceptable to us, the GSEs and our regulators; our ability to implement our business strategy, including our ability to write mortgage insurance on high quality low down payment residential mortgage loans, implement successfully and on a timely basis, complex infrastructure, systems, procedures, and internal controls to support our business and regulatory and reporting requirements of the insurance industry; our ability to attract and retain a diverse customer base, including the largest mortgage originators; failure of risk management or pricing or investment strategies; emergence of unexpected claims and coverage issues, including claims exceeding our reserves or amounts we expected to experience; potential adverse impacts arising from natural disasters, including, with respect to the affected areas, a decline in new business, adverse effects on home prices, and an increase in notices of default on insured mortgages; the inability of our counter-parties, including third party reinsurers, to meet their obligations to us; our ability to utilize our net operating loss carryforwards, which could be limited or eliminated in various ways, including if we experience an ownership change as defined in Section 382 of the Internal Revenue Code; failure to maintain, improve and continue to develop necessary information technology systems or the failure of technology providers to perform; ability to recruit, train and retain key personnel; and general economic downturns and volatility. These risks and uncertainties also include, but are not limited to, those set forth under the heading "Risk Factors" detailed in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2017, as subsequently updated through other reports we file with the SEC. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. We caution you not to place undue reliance on any forward-looking statement, which speaks only as of the date on which it is made, and we undertake no obligation to publicly update or revise any forward-looking statement to reflect new information, future events or circumstances that occur after the date on which the statement is made or to reflect the occurrence of unanticipated events except as required by law.

Investor Contact
John M. Swenson
Vice President, Investor Relations and Treasury
john.swenson@nationalmi.com
(510) 788-8417

Press Contact
Mary McGarity
Strategic Vantage Mortgage Public Relations
(203) 260-5476
MaryMcGarity@StrategicVantage.com

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